SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                October 27, 2004

                           Newmont Mining Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                    001-31240
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                            (Commission File Number)

                                   84-1611629
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                       (I.R.S. Employer Identification No.

                   1700 Lincoln Street, Denver, Colorado 80203
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               (Address of principal executive offices) (zip code)

                                 (303) 863-7414
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operations and Financial Condition".

On October 27, 2004, Newmont Mining Corporation, a Delaware corporation, issued a news release reporting its financial results for the third quarter of 2004. A copy of the news release is furnished as Exhibit 99.1 to this report.

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       By: /s/ Britt D. Banks
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                                       Name: Britt D. Banks
                                       Title: Vice President and General Counsel

Dated: October 27, 2004

                                  EXHIBIT INDEX


Exhibit Number             Description of Exhibits

99.1                       News Release dated October 27, 2004